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KANBAY INTERNATIONAL, INC.
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Filed by Kanbay International, Inc.

Pursuant to Rule 14a-12
  of the Securities Exchange Act of 1934
  Subject Company:  Kanbay International, Inc.
  Commission File No.:  000-50849

The following is a slide presentation given during a conference call with analysts, investors and others on October 26, 2006 in connection with the proposed acquisition of Kanbay International, Inc. (“Kanbay”) by Cap Gemini SA (“Cap Gemini”).

Capgemini Acquires Kanbay Accelerate implementation of global strategy

 Forward-Looking Statements FORWARD-LOOKING STATEMENTS This slide presentation contains forward-looking statements that are subject to risks, uncertainties and other factors that could be deemed forward-looking statements and could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements For example, statements of integration plans are forward-looking statements. Risks, uncertainties and assumptions include those described in the joint press release announcing Cap Gemini’s proposed acquisition of Kanbay and in Kanbay’s SEC reports (including but not limited to its most recent Form 10-K filed with the SEC on March 16, 2006 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Kanbay’s results could differ materially from its expectations in these statements. These filings are available for free on the SEC’s website at http://www.sec.gov. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed acquisition of Kanbay by Cap Gemini and the required stockholder approval, Kanbay intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Kanbay. KANBAY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND KANBAY. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Kanbay by going to Kanbay’s Investors page on its corporate website at www.kanbay.com. Kanbay and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Kanbay’s stockholders with respect to the proposed acquisition. Information about Kanbay’s executive officers and directors and their ownership of Kanbay common stock is set forth in the proxy statement for Kanbay’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Kanbay and its respective executive officers and directors in the proposed acquisition by reading the preliminary and definitive proxy statements regarding the proposed acquisition, which will be filed by Kanbay with the SEC.   In addition, Cap Gemini and its executive officers and directors may be deemed to have participated in the solicitation of proxies from the stockholders of Kanbay in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers will be included in the proxy statement to be circulated in connection with the transaction. Additional information regarding these directors and executive officers is also included in Cap Gemini’s information statements and publicly available reports. These documents are available from Cap Gemini at www.capgemini.com, by mail at 11, rue de Tilsitt, Paris 75017, France or by phone at 33-1-47-54 5400.

Paul Hermelin Capgemini CEO Strategic rationale

Transaction Highlights 100% cash acquisition of NASDAQ listed Kanbay, leading IT firm focused on Financial Services and Consumer Product with 6,900 employees (5,000 in India) Total consideration of US$1.25 billion based on shares outstanding, warrants, restricted shares and vested stock options at year end Offer price at $29 per share Premium of 15.9% over closing share price on 25 October 2006 Premium of 28.3% over average share price for the preceding month Transaction structure: one-step cash merger Offer recommended by Kanbay Board of Directors and Kanbay management team Strong shareholder support secured: Definitive agreements to purchase shares from certain shareholders (14.9% of capital) Subject to Kanbay shareholders vote and HSR clearance Acquisition financing from own funds

Transaction Rationale Revenue synergies through strong domain expertise in Financial Services & Consumer goods Operational and Tax cost synergies Cultural and managerial fit Great Management Team Simple integration model Accelerate top line growth EPS accretive: mid single digit in 2007 and low double digit in 2008 Accelerate growth in India (+89% headcount) Reinforce North America CS/TS position (+45% revenue increase) Consolidate leadership in Financial Services (+25% revenue increase), biggest IT services market Strong strategic fit Significant synergy potential Straight forward integration Financially attractive

Capgemini’s strong momentum Bookings €1523M (+20%) Q3 demonstrates strong performance and market strengthTurnaround completedStrong financial performance as demonstrated by H1 resultsResilient business modelRevenue €1881M (+13.5% organic) Operating Margin 4.8% (+3 points) Net cash position €789M North America CS/TS YTD 06 growth 7.8% and H1 operating margin 6.7% Outsourcing: MAP on track to deliver Balanced business mix: Outsourcing 39% Fast growing Indian platform >80% in 2006 to 6,500

Capgemini’s ambition 3Deliver 8% in 2008 and then push to at least 10% Increase resilience at the bottom of the cycle Sustain growth above market industrialization with a significant growth in offshore (35,000 employees in 2010) and investment in productivity improvement innovation with a strong focus on selective domain expertise intimacy to strengthen client relationships and increase our share of wallet Accelerate the deployment of our strategy to:Focusing on 3 key levers

Kanbay is a perfect strategic fit3industrializationinnovationintimacyReinforces our North American presence Strengthen our Indian platform Consolidate Financial services & Consumer product position and domain expertise with key client references Accelerate implementation of global seamless delivery model

OverviewRaymond J. Spencer Kanbay CEO

London Dublin Hong Kong Singapore Melbourne New York Atlanta Boston Miami Tampa Phoenix Washington, DC Chicago Global Headquarters Office Offshore delivery center Data center Founded in 1989; US headquarters with 16 locations Adjoined acquisition in March 2006 Approximately 6,900 professionals (5,000 India, 1,600 US, 300 ROW) 3 offshore delivery centers & 2 world class data centers 245 active clients Kanbay, a leading sector focused IT services firm

Solid financial track recordRevenue($ mm)Revenues: $114M Kanbay standalone +33% revenue growth Y on Y Kanbay standalone operating margin: Q1 16,9% Q2 14,6% Q3 16,4% EPS of 23 cts/share (+32% sequential) 40 new clients Q3 Results2006 E 2005 2004 2003 2002 Operating profit before employee stock compensation expense17.0%17.9%14.8%12.1%13.5%Annualised Q1 2006 2005 2004 Q2 2006 Q3 2006 Operating Profit($ mm)41323118310783050100150200250300350400450010 00020 00030 00040 00050 00060 00070 00080 000

Kanbay is focused on high value solutionsRevenue by Service H1 2006 Revenue by Geography H1 2006 Consulting 5% Development & Systems Integration 55% Application Maintenance 29% Testing 6% Outsourcing 5% Asia 6% North America 89% Europe 5%

Strong Sector Focus and Client Base4 of the world’s largest 5 credit card issuers 3 of the world’s top 5 banks 4 of the top 5 bulge bracket firms 1 of the 4 largest global insurers Kanbay industry leaders average 15-20 years of industry expertise 4 of Top 10 Processed & Packaged Goods Manufacturers 3 of Top 10 Household & Personal Products 2 of the Top 5 Apparel & Accessories Retailers Financial Services Consumer & industrial products 14% CPG & Retail Food & Beverage Industrial Banking Insurance Securities & Investments 7% 79% Other

Innovation through deep domain expertise

Banking

- **Mortgages & Lending** Process improvement & automation
- **Customer Loyalty** programs for payment systems
- **Alternate Cards** (Debit, Smart & Co-branded)
- **Branch renewal** STP & CRM
- **Treasury & Cash Management** Straight Through Processing, billing, pricing & risk reporting
- **Core Banking** & **Item processing** solutions
- Compliance **Basel II**, **SOX** & other regulation specific solutions

Investment Banking

- Advisory services, package selection & implementation for **Trading Systems**
- System assessment & development for managing **Market, Credit** & **Operational Risk**
- Enterprise wide **Reference & Market Data** architecture
- Advisory services & technology solutions for **asset management, distribution** & **administration**
- Knowledge Process Outsourcing – **Fund Accounting, Investor Services, Shareholder Services**

Consumer Products

- Management Consulting Services in business processes (**Supply Chain Optimization**, Warehouse & Inventory Mgmt, RFID & mobile strategies, **Trade Promotion Mgmt**.)
- **Pre Configuration templates** for enterprise application solutions in various sub-segments: Food and Beverage, Retail, Manufacturing
- **Strategic Sourcing**
- **Asset & Network optimization**
- Enterprise wide **Reference & Market Data** architecture
- **Business Process Modeling** and Re-engineering

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Intimate relationship with HSBCKanbay’s relationship with HSBC is the largest and longest IT services outsourcing partnership in the financial services sector Established relationship with Household Financial in 1990 Nearly 2,400 Kanbay associates are integrated into HSBC’s global IT organization Participate in HSBC’s IT strategy, planning, and budgeting processes Leverage ratio over 1:6 (onsite: offshore) Actively working with HSBC’s captive offshore division in India Signed a new contract in Q2 2005

3rd generation Delivery ModelStrategic alignment with client business Integration of industry and technology expertise for innovative business focused solutions Value-based delivery model Self-enriching knowledge base Value-Based Global Delivery Model Integrated Global Delivery Model Basic Global Delivery Model Easy to establish, low upfront planning needed Requires high involvement from customer management “Over-the-wall” delivery process – “blame games” follow Hard concerns like rate, technology, skills are the primary drivers Core project teams retained across projects Integrated usage of Kanbay near-shore, onsite, offshore and client teams to maximize leverage – over 1:4 Multi-layered relationship alignment between Kanbay and customers including goal-sharing Next-Gen value based global delivery model Engagement-based delivery leveraging human assets Transactional project based onsite-offshore delivery model

Capgemini is the ideal partner for KanbayAttractive for Kanbay shareholders Enhancing for clients and associates Cultural fit Career opportunities for associates Value based Global Delivery Model Complementary Leverage strong domain expertise and FS India platform across a larger number of clients Use Capgemini’s India SAP skills for Kanbay’s CP clients Take advantage of Capgemini’s strength and broader scope of services (consulting and outsourcing) Transformation enabler to Capgemini Best of both worlds a powerful combinationPaul Hermelin Capgemini CEO Nicolas Dufourcq Capgemini CFO

12,000 employees in India by end 2006*Mumbai (4,200) Hyderabad (1,900) Chennai (400) Bangalore (1,800) Kolkata (300) Pune (3,400) 16% of Group employees in IndiaLeadership Position in IT 3rd non Indian Player 9th Player overall Secure Ramp-Up 31% CAGR to reach 35,000 employees by 2010 Increase Recruitment Attractiveness Balanced Geographic footprint 6 key cities, no overlap* Based on a consolidated view Capgemini + Kanbay

Strengthening Leadership in Financial Services

Leadership Position

Financial Services represents 22% of IT market: €70bn

	Capgemini		KANBAY		+25% growth
Revenues	€1,000M*	+	€250M*	=	€1,250M
Geography	Mainly Europe		Mainly NA		Global FS

*Estimated FY 2006, Capgemini number includes Sogeti

Strong Domain Expertise

KANBAY
- Mortgages & Lending
- Customer Loyalty
- Insurance underwriting & Billing
- Trading Systems
- Asset management distribution & Administration
- Reference & market data architecture...

Capgemini
- Mortgages & Lending
- Payments system
- Risk management
- Insurance policy administration
- Retail banking CRM & Multi-channel integration...

Leverage Client Base

- 100 Financial Services Clients
  - HSBC
  - Morgan Stanley
  - AIG
  - Sun Life
- Leverage Capgemini's scope of services and European strength

- >100 Financial Services Clients
  - ING
  - ABN AMRO
  - BNP Paribas
  - AXA
  - Merrill Lynch
  - Citigroup
  - Zurich
- Leverage Kanbay's domain expertise and Indian platform

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Reinforcing North America position Strongly committed to the development of North America Strong results in CS / TS: 7.8% revenue growth YTD Positions North America for growth Resilient economic model Consolidates CS / TS base: +45% revenue in H1 2006 after consolidation Reinforce Management Team Expanded client references Additional strong domain expertise in Financial Services and Consumer Products 10,000 professionals working for NA clients: 3 out of 5 are in India

Integration approach focused on delivering growth

Preserve and leverage Kanbay deep domain expertise and growth momentum

Financial Services

- Speed up integration by creating a Financial Services BU covering NA + UK + FS India
- Led by Raymond Spencer reporting directly to Capgemini CEO
- Financial Services India Platform to be leveraged by Capgemini European clients

North America Non Financial Services

- Integrate Consumer Products business in Capgemini NA
- Create a Consumer Products BU led by Rodney Rogers reporting to Salil Parekh (CEO NA CS/TS)
- Kanbay to leverage Capgemini's strong Indian platform

Capgemini India*

- Financial services (5,500 FTE): Integrated with new Financial Services BU
- Non Financial Services (primarily current Capgemini India, 6,500 FTE)

*Estimated end 2006 headcount

22

Attractive synergy potential Approximately €8M of pre-tax cost synergies, i.e., 3% of Kanbay’s 2006E cost base Identified sources of synergies include: end of NASDAQ listing, back-office, headquarters and recruitment Implementation costs of €8M to be equally phased in over 2007-2008 Approx. 43% of Kanbay taxable income based in the US Immediate use of Capgemini’s US tax credit Yearly tax savings estimated to double Accelerate revenue growth in Financial Services Cross leverage of domain expertise and client base Revenue synergies of €400M/year within 5 years Revenue Operation Tax

Consolidated view CombinedOperating Margin Revenues €3784M €144M €3928M €181M €16M €197M 4.8% 11.1% 5.0% H1 Revenues & Margin Headcount 72,000 28% 15% 12% 12% 21% 11% France India UK ROW NA Benelux Q3 06Revenues by sector* 13% 14% 29% 9% 7% 27% Energy & Utilities Financial Services Other Government Telecom, Media & Networks Manufacturing, Retail & Distribution H1 06Revenues by geography 27% 23% 13% 20% 6% 6% 4% 1% Benelux France Nordic NA Central Europe South Europe Asia Pacific UK&I H1 06*Excluding Sogeti

Financially compelling transaction Capgemini to benefit from Kanbay’s faster growth Additional growth derived from revenue synergies Accelerate top line growth Capgemini to benefit from Kanbay’s higher operating margin Benefit from cost and revenue synergies Higher offshore leverage model Positive impact on operating margin Pre exceptional and transaction impact EPS accretive as of 2007 Value creation associated with synergies

Proposed timeline for the transactionShareholders’ meeting early 2007Announcement on 26 October 2006HSR filing early November End of HSR waiting period assumed in December 2006Closing of transaction expected in Q1 2007October November December 2006 2007

A Deal to accelerate the implementation of Capgemini strategySignificant synergy potentialStrong strategic fitFinancially attractive Straight forward integration

Forward-Looking Statements

This slide presentation contains forward-looking statements that are subject to risks, uncertainties and other factors that could be deemed forward-looking statements and could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements   For example, statements of integration plans are forward-looking statements. Risks, uncertainties and assumptions include those described in the joint press release announcing Cap Gemini’s proposed acquisition of Kanbay and in Kanbay’s SEC reports (including but not limited to its most recent Form 10-K filed with the SEC on March 16, 2006 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Kanbay’s results could differ materially from its expectations in these statements. These filings are available for free on the SEC’s website at http://www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed acquisition of Kanbay by Cap Gemini and the required stockholder approval, Kanbay intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Kanbay. KANBAY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND KANBAY. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Kanbay by going to Kanbay’s Investors page on its corporate website at www.kanbay.com.

Kanbay and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Kanbay’s stockholders with respect to the proposed acquisition. Information about Kanbay’s executive officers and directors and their ownership of Kanbay common stock is set forth in the proxy statement for Kanbay’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Kanbay and its respective executive officers and directors in the proposed acquisition by reading the preliminary and definitive proxy statements regarding the proposed acquisition, which will be filed by Kanbay with the SEC.

In addition, Cap Gemini and its executive officers and directors may be deemed to have participated in the solicitation of proxies from the stockholders of Kanbay in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers will be included in the proxy statement to be circulated in connection with the transaction. Additional information regarding these directors and executive officers is also included in Cap Gemini’s information statements and publicly available reports. These documents are available from Cap Gemini at www.capgemini.com, by mail at 11, rue de Tilsitt, Paris 75017, France or by phone at 33-1-47-54-5400.